SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

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First Capital, Inc.

(Name of Registrant as Specified In Its Charter)

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[Letterhead of First Capital, Inc.]

March 17, 2006

Dear Shareholder:

You are cordially invited to attend the annual meeting of shareholders of First Capital, Inc. We will hold the meeting at the main office of First Harrison Bank, 220 Federal Drive, N.W., Corydon, Indiana, on Wednesday, April 19, 2006, at 12:00 Noon, local time.

The notice of annual meeting and the proxy statement appearing on the following pages describe the formal business to be transacted at the meeting. During the meeting, we also will report on the operations of the Company. Directors and officers of the Company, as well as a representative of Monroe Shine & Co., Inc., the Company’s independent registered public accounting firm, will be present to respond to appropriate questions of shareholders.

It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

We look forward to seeing you at the meeting.

Sincerely,

/s/ J. Gordon Pendleton	/s/ William W. Harrod
J. Gordon Pendleton	William W. Harrod
Chairman of the Board	President and Chief Executive Officer

FIRST CAPITAL, INC.

220 Federal Drive, N.W.

Corydon, Indiana 47112

(812) 738-2198

NOTICE OF 2006 ANNUAL MEETING OF SHAREHOLDERS

TIME AND DATE	12:00 Noon on Wednesday, April 19, 2006

PLACE	First Harrison Bank 220 Federal Drive, N.W. Corydon, Indiana 47112

ITEMS OF BUSINESS	(1) To elect a Board of Directors to serve for the ensuing year.

(2) To ratify the selection of Monroe Shine & Co., Inc. as our independent registered public accounting firm for fiscal year 2006.

(3) To transact such other business as may properly come before the meeting and any adjournment or postponement of the meeting.

RECORD DATE	In order to vote, you must have been a shareholder at the close of business on March 1, 2006.

PROXY VOTING	It is important that your shares be represented and voted at the meeting. You can vote your shares by completing and returning the proxy card or voting instruction card sent to you. Voting instructions are printed on your proxy card and included in the accompanying proxy statement. You can revoke a proxy at any time before its exercise at the meeting by following the instructions in the proxy statement.

/s/ Joel E. Voyles
Joel E. Voyles
Corporate Secretary
March 17, 2006

FIRST CAPITAL, INC.

PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of First Capital, Inc. (“First Capital” or the “Company”) to be used at the annual meeting of shareholders of the Company. The Company is the holding company for First Harrison Bank (“First Harrison” or the “Bank”). The annual meeting will be held at the main office of First Harrison, 220 Federal Drive, N.W., Corydon, Indiana, on Wednesday, April 19, 2006, at 12:00 Noon, local time. This proxy statement and the enclosed proxy card are being first mailed on or about March 17, 2006 to shareholders of record.

General Information About Voting

Who Can Vote at the Meeting

You are entitled to vote your shares of First Capital common stock if the records of the Company show that you held your shares as of the close of business on March 1, 2006. As of the close of business on March 1, 2006, a total of 2,588,029 shares of First Capital common stock were outstanding. Each share of common stock has one vote. The Company’s Articles of Incorporation provide that recordholders of the Company’s common stock who beneficially own, either directly or indirectly, in excess of 10% of the Company’s outstanding shares are not entitled to any vote with respect to the shares held in excess of the 10% limit.

Attending the Meeting

If you are a beneficial owner of First Capital common stock held in “street name” by a broker, bank or other nominee, you will need proof of ownership for admission to the meeting. A recent brokerage statement or letter from your bank or broker are examples of proof of ownership. If you want to vote your shares of First Capital common stock held in “street name” in person at the meeting, you will have to obtain a written proxy in your name from the broker, bank or other nominee who holds your shares.

Quorum and Vote Required

The annual meeting will be held only if there is a quorum. A quorum exists if a majority of the outstanding shares of common stock entitled to vote is represented at the meeting. If you return valid proxy instructions or attend the meeting in person, your shares will be counted for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted for purposes of determining the existence of a quorum. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

At this year’s annual meeting, shareholders will elect three directors to serve a term of three years. In voting on the election of directors, you may vote in favor of all nominees, withhold votes as to all nominees or withhold votes as to specific nominees. There is no cumulative voting for the election of directors. Directors must be elected by a plurality of the votes cast at the annual meeting. This means that the nominees receiving the largest number of votes cast will be elected up to the maximum number of directors to be elected at the annual meeting. The maximum number of directors to be elected at the annual meeting is three. Votes that are withheld and broker non-votes will have no effect on the outcome of the election.

In voting on the approval of the appointment of Monroe Shine & Co., Inc. as the independent registered public accounting firm, you may vote in favor of the proposal, vote against the proposal or abstain from voting. This matter will be decided by the affirmative vote of a majority of the votes cast at the annual meeting. On this matter, abstentions and broker non-votes will have no effect on the voting.

Voting by Proxy

The Board of Directors of First Capital is sending you this proxy statement for the purpose of requesting that you allow your shares of First Capital common stock to be represented at the annual meeting by the persons named in the enclosed proxy card. All shares of First Capital common stock represented at the meeting by properly executed and dated proxies will be voted according to the instructions indicated on the proxy card. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company’s Board of Directors. The Board of Directors recommends a vote “FOR” each of the nominees for director and “FOR” ratification of Monroe Shine & Co., Inc. as the independent registered public accounting firm.

If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their own best judgment as to how to vote your shares. This includes a motion to adjourn or postpone the annual meeting in order to solicit additional proxies. If the annual meeting is postponed or adjourned, your First Capital common stock may be voted by the persons named in the proxy card on the new meeting date as well, unless you have revoked your proxy. The Company does not know of any other matters to be presented at the meeting.

You may revoke your proxy at any time before the vote is taken at the annual meeting. To revoke your proxy, you must either advise the Company’s Corporate Secretary in writing before your shares have been voted at the annual meeting, deliver valid proxy instructions with a later date, or attend the meeting and vote your shares in person. Attendance at the annual meeting will not in itself constitute revocation of your proxy.

If your First Capital common stock is held in “street name,” you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. Your broker, bank or other nominee may allow you to deliver your voting instructions via the telephone or Internet. Please see the instruction form provided by your bank, broker or other nominee that accompanies this proxy statement.

Participants in First Harrison’s ESOP

If you participate in First Harrison’s Employee Stock Ownership Plan (the “ESOP”), you will receive a voting instruction form that reflects all shares you may vote under the plan. Under the terms of the ESOP, the ESOP trustees vote all shares held by the ESOP, but each participant in the ESOP may direct the trustees how to vote the shares of Company common stock allocated to his or her account. The ESOP trustees, subject to the exercise of their fiduciary duties, will vote all unallocated shares of common stock held by the ESOP and all allocated shares for which no timely voting instructions are received in the same proportion as shares for which the trustees have received valid voting instructions. The deadline for returning your voting instructions to the ESOP trustees is April 12, 2006.

Corporate Governance

General

The Company periodically reviews its corporate governance policies and procedures to ensure that the Company meets the highest standards of ethical conduct, reports results with accuracy and transparency and fully complies with the laws, rules and regulations that govern the Company’s operations. As part of this periodic corporate governance review, the Board of Directors reviews and adopts best corporate governance policies and practices for the Company.

Code of Ethics and Business Conduct

First Capital has adopted a Code of Ethics and Business Conduct (the “Code”) that is designed to ensure that the Company’s directors and employees meet the highest standards of ethical conduct. The Code, which applies to all employees and directors, addresses conflicts of interest, the treatment of confidential information, general employee conduct and compliance with applicable laws, rules and regulations. In addition, the Code is designed to deter wrongdoing and promote honest and ethical conduct, the avoidance of conflicts of interest, full and accurate disclosure and compliance with all applicable laws, rules and regulations.

Meetings of the Board of Directors

The business of First Capital and First Harrison is conducted through meetings and activities of their respective Board of Directors and committees. During the fiscal year ended December 31, 2005, the Board of Directors of First Capital and First Harrison each held twelve meetings. With the exception of Mark Shireman, no director attended fewer than 75% of the total meetings of the Boards of Directors and of the committees on which that director served.

The Board of Directors encourages directors to attend the annual meeting of shareholders. All directors attended the 2005 Annual Meeting of Shareholders.

Committees of the Board of Directors

Director	Executive Committee		Audit Committee		Compen- sation Committee		Asset Review Committee(1)		Asset/ Liability Committee(1)	Nomina- ting Committee		Trust Committee(1)		Directors Loan Committee(1)
James S. Burden			X				X			X
John W. Buschemeyer					X					X
Kathryn W. Ernstberger			X		X					X	*
William W. Harrod	X						X		X			X	*	X
Dennis L. Huber					X	*								X
James E. Nett			X	*	X					X
J. Gordon Pendleton	X		X		X
Kenneth R. Saulman					X		X			X
Michael L. Shireman	X													X
Mark D. Shireman							X							X
Samuel E. Uhl	X						X		X			X		X
Gerald L. Uhl	X	*					X	*						X	*
Number of Meetings in 2005	3		9		5		4		52	1		3		10

*	Chairperson.

(1)	A committee of First Harrison Bank.

Executive Committee. The Executive Committee evaluates issues of major importance to the Company between regularly scheduled Board meetings. The Executive Committee acts on issues delegated to it by the Board of Directors.

Audit Committee. The Board of Directors has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee meets periodically with the Company’s independent registered public accounting firm and management to review accounting, auditing, internal control structure and financial reporting matters. Each member of the Audit Committee is independent in accordance with the listing standards of the Nasdaq Stock Market. The Board of Directors has determined that James E. Nett and J. Gordon Pendleton are audit committee financial experts under the rules of the Securities and Exchange Commission. The Audit Committee acts under a written charter adopted by the Board of Directors, a copy of which was included as an appendix to the proxy statement for the 2004 annual meeting of shareholders. The report of the Audit Committee required by the rules of the Securities and Exchange Commission is included in this proxy statement. See “Proposal 2–Ratification of Independent Registered Public Accounting Firm–Report of the Audit Committee.”

Compensation Committee. The Compensation Committee is responsible for establishing and recommending employee and executive compensation policies to the full Board of Directors. Each member of the Compensation Committee is independent in accordance with the listing standards of the Nasdaq Stock Market. The report of the compensation committee required by the rules of the Securities and Exchange Commission is included in this proxy statement. See “Executive Compensation—Report of the Compensation Committee.”

Asset Review Committee. The Asset Review Committee meets to assess the risk of First Harrison’s loan portfolio. The committee monitors residential loans, all commercial loans and all loans on the Asset Review List. The committee also reviews First Harrison’s loan loss reserves.

Asset/Liability Committee. The Asset/Liability Committee is responsible for establishing First Capital’s investment policy and overseeing interest rate risk management, funds management, liquidity management and capital management. The Asset/Liability Committee, which also includes the Bank’s Senior Officers, evaluates loan and deposit pricing, cash flow, investments and borrowings.

Nominating Committee. The Nominating Committee annually selects the Board’s nominees for election as directors. Each member of the Nominating Committee is independent in accordance with the listing standards of the Nasdaq Stock Market. The Nominating Committee acts under a written charter adopted by the Board of Directors, a copy of which was included as an appendix to the proxy statement for the 2004 annual meeting of shareholders. For the procedures of the Nominating Committee, see “Nominating Committee Procedures.”

Trust Committee. The Trust Committee meets once per quarter to review the Bank’s funeral trust accounts and funeral trust assets.

Directors Loan Committee. The Directors Loan Committee meets as needed to review secured credits greater than $1.0 million but less than $3.0 million, and unsecured credits greater than $500,000 but less than $1.5 million.

Directors’ Compensation

Directors’ Fees. Members of First Harrison’s Board of Directors received $890 per meeting during 2005. This fee has been increased to $925 per meeting for 2006. No separate fees are paid for service on First Capital’s Board of Directors. In 2005, the directors, as a group, received cash bonuses totaling approximately $9,300. Total fees and bonuses paid to directors of the Company and Bank, as a group, during the fiscal year ended December 31, 2005 totaled approximately $137,500.

Directors’ Deferred Compensation Plan. Certain directors have elected to defer their monthly directors’ fees until retirement with no income tax payable by the director until retirement benefits are received. Upon termination of service on or after attaining age 70, the retired director receives between $217 and $676 per month for 180 months. Benefits are also payable upon disability, early retirement, other termination of service or death. Directors John W. Buschemeyer, J. Gordon Pendleton, Mark D. Shireman and Gerald L. Uhl participate in the plan. For directors who did not elect to participate in the plan before 1993, this plan is no longer available.

Stock Ownership

First Capital does not know of any beneficial owners of more than 5% of the Company’s outstanding common stock. The following table provides information as of March 1, 2006 about the shares of First Capital common stock that may be considered to be beneficially owned by each director, each nominee for director, and all directors and executive officers of the Company as a group. A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power. Unless otherwise indicated, each of the named individuals has sole voting power and sole investment power with respect to the shares shown.

Name	Number of Shares Owned (excluding options)		Number of Shares That May Be Acquired Within 60 Days By Exercising Options		Percent of Common Stock Outstanding(1)
James S. Burden	11,935	(2)	1,400		*
John W. Buschemeyer	16,829	(3)	—		*
Kathryn W. Ernstberger	500		280		*
William W. Harrod	5,700	(4)	9,825		*
Dennis L. Huber	8,092		1,400		*
James E. Nett	3,100		1,400		*
J. Gordon Pendleton	21,216		3,500		*
Kenneth R. Saulman	12,140	(5)	—		*
Mark D. Shireman	35,264	(6)	1,400		1.4%
Michael L. Shireman	10,686	(7)	560		*
Gerald L. Uhl	35,429	(8)	300	(9)	1.4%
Samuel E. Uhl	37,462	(10)	6,250		1.7%
All directors and executive officers as a group (16 persons)	211,503		42,540		9.7%

*	Less than 1.0%.

(1)	Based on 2,588,029 shares of Company common stock outstanding and entitled to vote as of March 1, 2006, plus the number of shares that may be acquired within 60 days by each individual (or group of individuals) by exercising stock options.

(2)	Includes 8,835 shares owned by Mr. Burden’s spouse.

(3)	Includes 5,560 shares held by the individual retirement account of Mr. Buschemeyer’s spouse.

(4)	Includes 1,035 shares allocated under the ESOP as to which Mr. Harrod exercises voting but not investment power.

(5)	Includes 1,795 shares owned by Saulman Brothers, a corporation controlled by Mr. Saulman.

(6)	Includes 4,164 shares owned by Mr. Mark Shireman’s spouse and 2,000 shares held by the individual retirement account of Mr. Mark Shireman’s spouse.

(7)	Includes 4,467 shares owned by Mr. Michael Shireman’s spouse and 2,052 shares held by the individual retirement account of Mr. Michael Shireman’s spouse.

(8)	Includes 3,852 shares owned by Mr. Gerald Uhl’s spouse, 11,306 shares held by the individual retirement account of Mr. Gerald Uhl’s spouse and 407 shares allocated under the ESOP as to which the holder (Mr. Gerald Uhl’s spouse, who is an employee of the Bank) exercises voting but not investment power.

(9)	Held by Mr. Gerald Uhl’s spouse, who is an employee of the Bank.

(10)	Includes 200 shares owned by Mr. Samuel Uhl’s spouse and 1,700 shares allocated under the ESOP as to which Mr. Samuel Uhl exercises voting but not investment power.

Proposal 1 – Election of Directors

The Company’s Board of Directors currently consists of twelve members. All of the directors are independent under the listing standards of the Nasdaq Stock Market, Inc., except for Samuel E. Uhl, Gerald L. Uhl, Michael L. Shireman, Mark D. Shireman and William W. Harrod. Mr. Harrod is not considered independent because he is the President and Chief Executive Officer of First Capital and the Chief Operating Officer of First Harrison. Mr. Samuel Uhl is not considered independent because he is the Chief Operating Officer of First Capital and the President and Chief Executive Officer of First Harrison. Mr. Gerald Uhl is not considered independent because his wife is an employee of First Harrison and because he is the brother of Samuel Uhl. Mr. Mark Shireman is not considered independent because he is the President of James L. Shireman Construction Co., to which First Harrison has made payments for services during the past three fiscal years. Mr. Michael Shireman is not considered independent because he is the brother of Mark Shireman.

The Board is divided into three classes with three-year staggered terms, with approximately one-third of the directors elected each year. Three directors will be elected at the annual meeting to serve for a three-year term, or until their respective successors have been elected and qualified. The nominees are John W. Buschemeyer, Kenneth R. Saulman and Kathryn W. Ernstberger, all of whom are currently directors of the Company and First Harrison. There are no family relationships among the directors except as described above.

The Board of Directors intends to vote the proxies solicited by it in favor of the election of the nominees named above. If any nominee is unable to serve, the persons named in the proxy card will vote your shares to approve the election of any substitute proposed by the Board of Directors. Alternatively, the Board of Directors may adopt a resolution to reduce the size of the Board. At this time, the Board of Directors knows of no reason why any nominee might be unable to serve.

The Board of Directors recommends a vote “FOR” the election of John W. Buschemeyer, Kenneth R. Saulman and Kathryn W. Ernstberger.

Information regarding the Board of Directors’ nominees and the directors continuing in office is provided below. Unless otherwise stated, each individual has held his or her current occupation for the last five years. The age indicated in each individual’s biography is as of December 31, 2005. The indicated period for service as a director includes service as a director of First Harrison.

Board Nominees for Election as Directors

The directors standing for election are:

John W. Buschemeyer was the President and majority owner of Hurst Lumber Co. in Corydon, Indiana, until his retirement in 2003. Age 67. Director since 1973.

Kenneth R. Saulman is employed as a right-of-way supervisor for Clark County REMC, an electrical service company in Sellersburg, Indiana. Age 63. Director since 1997.

Kathryn W. Ernstberger is an associate professor of business administration at Indiana University Southeast in New Albany, Indiana. Age 43. Director since 2003.

Directors Continuing in Office

The following directors have terms ending in 2007:

Samuel E. Uhl is the President and Chief Executive Officer of First Harrison and Chief Operating Officer of First Capital. Mr. Uhl has served as President of First Harrison since 1996. Upon completion of the merger of First Federal and Harrison County Bank, Mr. Uhl added the title of Chief Executive Officer of First Harrison. Age 60. Director since 1995.

Mark D. Shireman is the President of James L. Shireman, Inc. in Corydon, Indiana. Age 54. Director since 1989.

James S. Burden is the owner and operator of Tracy’s Mobile Home Park in Georgetown, Indiana, and a bus driver for Floyd County Schools in New Albany, Indiana. Mr. Burden is a former director of HCB Bancorp, Inc. Age 60. Director since 2000.

Michael L. Shireman is the President of Uhl Truck Sales, Inc., a medium and heavy truck dealer in Louisville, Kentucky and Palmyra, Indiana. Mr. Shireman is a former director of HCB Bancorp, Inc. Age 57. Director since 2000.

James E. Nett is the controller for Koetter Woodworking, Inc. in Borden, Indiana. Mr. Nett is a former director of HCB Bancorp, Inc. Age 62. Director since 2000.

The following directors have terms ending in 2008:

J. Gordon Pendleton is the Chairman of the Board of First Capital. Mr. Pendleton was President and Chief Executive Officer of First Federal Savings Bank from 1961 to 1996. From 1996 until First Capital’s merger with HCB Bancorp, Inc. in 2000, he served as Chief Executive Officer. Age 72. Director since 1963.

Gerald L. Uhl is the Business Manager and Controller for Jacobi Sales, Inc., a farm implement dealership in Palmyra, Indiana. Age 65. Director since 1973.

Dennis L. Huber is retired. He is the former President and Publisher of O’Bannon Publishing Co., Inc. in Corydon, Indiana. Age 66. Director since 1997.

William W. Harrod became the President and Chief Executive Officer of First Capital and Chief Operating Officer of First Harrison in January 2000. Mr. Harrod previously served as President and Chief Executive Officer of HCB Bancorp, Inc. and Harrison County Bank. Mr. Harrod is a former director of HCB Bancorp, Inc. Age 49. Director since 2000.

Proposal 2 – Ratification of Independent Registered Public Accounting Firm

The Audit Committee of the Board of Directors has appointed Monroe Shine & Co., Inc. to be the Company’s independent registered public accounting firm for the 2006 fiscal year, subject to ratification by shareholders. A representative of Monroe Shine & Co., Inc. is expected to be present at the annual meeting to respond to appropriate questions from shareholders and will have the opportunity to make a statement should he or she desire to do so.

If the ratification of the appointment of the independent registered public accounting firm is not approved by a majority of the votes cast by shareholders at the annual meeting, the Audit Committee of the Board of Directors will consider other independent registered public accounting firms.

The Board of Directors recommends that shareholders vote “FOR” the ratification of the appointment of Monroe Shine & Co., Inc. as the independent registered public accounting firm.

Audit Fees

The following table sets forth the fees that Monroe Shine & Co., Inc. billed to the Company for the fiscal years ended December 31, 2005 and 2004.

	2005	2004
Audit Fees	$89,350	$77,960
Audit-Related Fees(1)	13,570	13,970
Tax Fees(2)	16,700	15,310
All other fees	—	—

(1)	Includes assurance and related services, including work performed in connection with registration statements and regulatory filings, accounting consultations in connection with acquisitions, attest services required by the Federal Home Loan Bank, and consultation concerning financial accounting, reporting and regulatory standards.

(2)	Includes income tax return preparation, preparation of fiduciary and property tax returns, and tax advice and planning services.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

The Audit Committee is responsible for appointing, setting compensation and overseeing the work of the independent registered public accounting firm. In accordance with its charter, the Audit Committee approves, in advance, all audit and permissible non-audit services to be performed by the independent registered public accounting firm. This approval process ensures that the firm does not provide any non-audit services to the Company that are prohibited by law or regulation.

Report of the Audit Committee

The Report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

The Company’s management is responsible for the Company’s internal control over financial reporting. The independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements and issuing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States of America. The Audit Committee oversees the Company’s internal controls and financial reporting process on behalf of the Board of Directors.

In this context, the Audit Committee has met and held discussions with management and the independent registered public accounting firm. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent registered public accounting firm. The Audit Committee discussed with the independent registered public accounting firm matters required to be discussed by Statement on Auditing Standards No. 61 (Communication With Audit Committees), including the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of the disclosures in the financial statements.

In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by the Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees) and has discussed with the independent registered public accounting firm the firm’s independence from the Company and its management. In concluding that the independent registered public accounting firm is independent, the Audit Committee considered, among other factors, whether the non-audit services provided by the firm were compatible with its independence.

The Audit Committee discussed with the Company’s independent registered public accounting firm the overall scope and plans for their audit. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of their examination, their evaluation of the Company’s internal control over financial reporting and the overall quality of the Company’s financial reporting process.

In performing all of these functions, the Audit Committee acts only in an oversight capacity. In its oversight role, the Audit Committee relies on the work and assurances of the Company’s management, which has the primary responsibility for financial statements and reports, and of the independent registered public accounting firm who, in their report, express an opinion on the conformity of the Company’s financial statements to accounting principles generally accepted in the United States of America. The Audit Committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal control over financial reporting designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions with management and the independent registered public accounting firm do not assure that the Company’s financial statements are presented in accordance with accounting principles generally accepted in the United States of America, that the audit of the Company’s financial statements has been carried out in accordance with the standards of the Public Company Accounting Oversight Board (United States) or that the Company’s independent registered public accounting firm is in fact “independent.”

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board of Directors has approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005 for filing with the Securities and Exchange Commission. The Audit Committee has appointed, subject to shareholder ratification, the selection of the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2006.

The Audit Committee of the Board of Directors

of First Capital, Inc.

James E. Nett, Chairman

J. Gordon Pendleton

Kathryn W. Ernstberger

James S. Burden

Executive Compensation

Summary Compensation Table

The following information is furnished for William W. Harrod and Samuel E. Uhl. No other executive officer of the Company or the Bank received salary and bonus totaling $100,000 or more during the fiscal year ended December 31, 2005.

		Annual Compensation			Long-Term Compensation Awards
Name and Principal Positions	Fiscal Year	Salary(1)	Bonus	Other Annual Compen- sation(2)	Restricted Stock Awards		Securities Underlying Options		All Other Compensation
William W. Harrod Chief Executive Officer and President	2005 2004 2003	$139,170 134,600 129,460	$11,465 10,277 13,030	$21,025 18,119 19,520	$	— — —	$	— — —	$	— — —
Samuel E. Uhl Chief Operating Officer	2005 2004 2003	$139,170 134,600 129,460	$11,465 10,277 13,030	$22,850 20,585 21,279	$	— — —	$	— — —	$	— — —

(1)	Includes directors’ fees.

(2)	For Mr. Harrod, consists of $1,170 for an automobile allowance, $7,513 for health insurance, $1,112 for disability insurance, $264 for life insurance, $5,782 for employer contribution to 401(k) plan and ESOP allocations with a market value of $5,183. For Mr. Uhl, consists of $2,652 for an automobile allowance, $7,214 for health insurance, $1,112 for disability insurance, $264 for life insurance, $6,425 for employer contribution to 401(k) plan and ESOP allocations with a market value of $5,183. These figures are for the year ended December 31, 2005.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

The following table provides information regarding Messrs. Harrod’s and Uhl’s unexercised stock options as of December 31, 2005. Messrs. Harrod and Uhl did not exercise any stock options and were not granted any stock options during the fiscal year ended December 31, 2005.

			Number of Securities Underlying Unexercised Options at Fiscal Year-End		Value of Unexercised In-the-Money Options at Fiscal Year-End (1)
Name	Shares Acquired on Exercise	Value Realized($)	Exercisable	Unexercisable	Exercisable	Unexercisable
William W. Harrod	—	$—	9,825	—	$66,460	$—
Samuel E. Uhl	—	$—	7,500	—	$51,750	$—

(1)	Value of unexercised in-the-money stock options equals the market value ($17.90 per share) of shares covered by in-the-money options on December 30, 2005 (the last trading day in 2005) less the option exercise price. Options are in-the-money if the market value of shares covered by the options is greater than the exercise price.

Employment Agreements

First Harrison and First Capital maintain employment agreements with William W. Harrod and Samuel E. Uhl. The employment agreements provide for a three-year term which is renewable annually. The employment agreements provide that each executive’s base salary will be reviewed annually. The current base salary under the employment agreements for both Mr. Harrod and Mr. Uhl (each an “executive”) is $128,491. In addition to the base salary, the employment agreements provide for, among other things, participation in stock benefits plans and other fringe benefits applicable to executive personnel. The employment agreements provide for termination by First Harrison for cause, as defined in the employment agreements, at any time. If First Harrison chooses to terminate the executive’s employment for reasons other than for cause, or if either executive resigns from First Harrison after specified circumstances that would constitute constructive termination, the executive (or, if the executive dies, his beneficiary), would be entitled to receive an amount equal to the payments that executive would have received during the remaining term of his employment agreement, including base salary, bonuses and other cash or deferred compensation paid or to be paid to the executive and contributions that would have been made on the executive’s behalf to any employee benefit plans of First Harrison during the remaining term of the employment agreement. First Harrison would also continue to pay for the executive’s life, medical, dental and disability coverage for the remaining term of the employment agreement.

If the executive terminates his employment with First Harrison due to a “disability” (as defined in the employment agreement) during the term of his employment agreement, the Bank will pay the executive, as disability pay, a bi-weekly payment equal to three-quarters of the executive’s bi-weekly rate of salary on the date of his termination. First Harrison will also continue to provide the executive with life, medical, dental and disability coverage. Disability pay and health and welfare insurance coverage will cease upon the earlier of the following: the executive’s attainment of age 65, the executive’s death, expiration of the term of the employment agreement or his return to full-time employment. Upon the executive’s termination of employment for reasons other than cause or a change in control, the executive must adhere to a one-year non-competition agreement.

The maximum present value of the severance benefits under the employment agreements is 2.99 times the executive’s average annual compensation during the five-year period preceding the effective date of the change in control (the “base amount”). The employment agreements provide that the value of the maximum benefit may be distributed, at the executive’s election, in the form of a lump sum cash payment equal to 2.99 times the executive’s base amount or a combination of a cash payment and continued coverage under First Harrison’s life, medical, dental and disability programs for a 36-month period following the change in control, the total value of which does not exceed 2.99 times the executive’s base amount. Section 280G of the Internal Revenue Code provides that severance payments that equal or exceed three times the individual’s base amount are deemed to be “excess parachute payments” if they are contingent upon a change in control. Individuals receiving excess parachute payments are subject to a 20% excise tax on the amount of the excess payments, and First Capital would not be entitled to deduct the amount of the excess payments.

First Capital guarantees the payments to the executive under the employment agreement if they are not paid by First Harrison. All reasonable costs and legal fees incurred by the executive under any dispute or question of interpretation relating to the employment agreements will be paid by First Capital, if the executive is successful on the merits in a legal judgment, arbitration or settlement. The employment agreements also provide that First Harrison will indemnify the executive to the fullest extent legally allowable for all expenses and liabilities he may incur in connection with any suit or proceeding in which he may be involved by reason of his having been a director or officer of First Harrison or First Capital.

Report of the Compensation Committee

The Report of the Compensation Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

The following is the report of the Compensation Committee of the Board of Directors regarding executive compensation. All compensation is paid by the Bank.

Compensation Policies

The Compensation Committee bases its executive compensation policy on the same principles that guide the Company in establishing all of its compensation programs. The Company designs programs to attract, retain and motivate highly talented individuals at all levels of the organization while balancing the interests of shareholders. The compensation program for executives consists of three key elements:

•	Annual base salary;

•	Performance-based annual bonus; and

•	Long-term stock incentive compensation.

Components of Executive Compensation

Base Salary. Salary levels for all employees, including executive officers, are set to reflect the duties and levels of responsibilities inherent in the position and to reflect competitive conditions in the banking business in the Company’s market area. In determining the appropriate level of compensation, the Compensation Committee reviews the total compensation and components of compensation of other financial institutions of similar size and characteristics to ensure that compensation is consistent and competitive with such other financial institutions and that compensation serves as an appropriate incentive for individuals to achieve the Company’s objectives. Base salaries for all management and officer positions, including the executive officers, are reviewed annually by the Compensation Committee. In setting base salaries, in addition to reviewing other similarly situated financial institutions, the Compensation Committee also considers a number of factors relating to the particular executive, including individual performance, job responsibilities, level of experience, ability and knowledge of the position. These factors are considered subjectively in the aggregate and none of the factors is accorded a specific weight.

Performance-Based Bonus. During fiscal 2005, bonuses were awarded to all employees based on the Compensation Committee’s recognition of the contributions made by the staff that enabled the Company to perform well both financially and operationally despite the difficult economic environment and based on competitive levels of compensation at similar companies. Cash bonuses are paid pursuant to a Profit Sharing Plan, under which all employees are eligible to receive a percentage of their base salary based on the profitability of the Bank. The maximum eligible bonus for each employee is 15% of the base salary. For 2005, the Bank paid a 9% bonus to (i) each employee based on his or her base salary and (ii) each non-employee director based on his or her annual directors’ fees.

Long-Term Incentive Compensation. Under the Company’s 1994 Stock Option Plan and 1999 Stock-Based Incentive Plan, the Compensation Committee is authorized, in its discretion, to grant stock options and restricted stock awards in such proportions and upon such terms and conditions as the Compensation Committee may determine, subject to regulatory limits. All stock options granted have an exercise price equal to the fair market value of the Company’s common stock at the time of grant and are exercisable within a ten-year period. In order to assure the retention of high level executives and to tie the compensation of those executives to the creation of long-term value for shareholders, stock options that have been granted to those executives under both the 1994 Stock Option Plan and the 1999 Stock-Based Incentive Plan vest proportionately over a five-year period from the date of grant. No stock options were granted in 2005.

The awards of restricted stock to executive officers and other key employees represent shares of First Capital common stock that the recipient cannot sell or otherwise transfer until the applicable restriction period lapses. Restricted stock awards are also intended to increase the ownership of executives in the Company, thereby further integrating the compensation of the executive with the creation of long term value for shareholders. The Compensation Committee has provided that restricted stock awards granted under the 1999 Stock-Based Incentive Plan vest in equal portions over five years. No restricted stock awards were granted in 2005.

William W. Harrod – Chief Executive Officer Compensation. First Capital, First Harrison and Mr. Harrod are parties to an employment agreement. The terms of Mr. Harrod’s employment agreement are set forth under “Executive Compensation—Employment Agreements” in this proxy statement. In determining Mr. Harrod’s cash compensation for fiscal 2005, the Compensation Committee focused on the Company’s financial performance during the prior year, the number of initiatives begun, expanded or completed by the Company since Mr. Harrod’s employment began, competitive levels of compensation for Chief Executive Officers managing operations of similar size, complexity and performance level, and the importance of retaining a President and Chief Executive Officer with the strategic, financial and leadership skills to ensure the Company’s continued growth into the foreseeable future. Under the Profit Sharing Plan, Mr. Harrod was eligible for a cash bonus of 15% of his base salary, based upon the performance of the Bank in the fiscal year. For the year ended December 31, 2005, based upon such performance, Mr. Harrod received a cash bonus of 9% of his base salary for 2005. The Compensation Committee believes that Mr. Harrod’s total compensation package for 2005 is commensurate with the total compensation for CEOs in its peer group, based on its review of the compensation provided by other similarly situated financial institutions.

The Compensation Committee of the Board of Directors

of First Capital, Inc.

Dennis L. Huber, Chairperson

John W. Buschemeyer

James E. Nett

J. Gordon Pendleton

Kathryn W. Ernstberger

Kenneth R. Saulman

Compensation Committee Interlocks and Insider Participation

No executive officer of the Company or the Bank serves or has served as a member of the compensation committee of any other entity, one of whose executive officers serves on the Compensation Committee of the Company. No executive officer of the Company or the Bank serves or has served as a director of another entity, one of whose executive officers serves on the Compensation Committee of the Company.

Stock Performance Graph

The following graph compares the cumulative total shareholder return on First Capital common stock with the cumulative total return on the Nasdaq Index (U.S. Companies) and with the SNL Midwest Thrift Index. Total return assumes the reinvestment of all dividends. The graph assumes $100 was invested at the close of business on December 31, 2000.

	12/31/00	12/31/01	12/31/02	12/31/03	12/31/04	12/31/05
First Capital, Inc.	$100.00	$136.06	$198.06	$210.01	$215.74	$190.18
NASDAQ - Total U.S.	100.00	79.18	54.44	82.09	89.59	91.54
SNL Midwest Thrift Index	100.00	115.01	148.26	205.97	227.46	222.27

The stock performance graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

Other Information Relating to Directors and Executive Officers

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s executive officers and directors, and persons who own more than 10% of any registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities Exchange Commission. Executive officers, directors and greater than 10% shareholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

Based solely on its review of the copies of the reports it has received and written representations provided to the Company from the individuals required to file the reports, the Company believes that each of its executive officers, directors and greater than 10% beneficial owners has complied with applicable reporting requirements for transactions in First Capital common stock during the fiscal year ended December 31, 2005, with the following exceptions: a late Form 4 filing for Messrs. Buschemeyer, Pendleton, Saulman and Samuel Uhl.

Transactions with Management

Loans to Officers and Directors. The Sarbanes-Oxley Act of 2002 generally prohibits loans by First Capital to its executive officers and directors. However, the Sarbanes-Oxley Act contains a specific exemption from such prohibition for loans by First Harrison to its executive officers and directors in compliance with federal banking regulations. Federal regulations require that all loans or extensions of credit to executive officers and directors of insured financial institutions must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and must not involve more than the normal risk of repayment or present other unfavorable features. First Harrison is therefore prohibited from making any new loans or extensions of credit to executive officers and directors at different rates or terms than those offered to the general public. Notwithstanding this rule, federal regulations permit First Harrison to make loans to executive officers and directors at reduced interest rates if the loan is made under a benefit program generally available to all other employees and does not give preference to any executive officer or director over any other employee.

In addition, loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to such person and his or her related interests, exceed the greater of $25,000 or 5% of First Capital’s capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the Board of Directors.

Other Transactions. Director Gerald L. Uhl is a shareholder in and the Business Manager of Jacobi Sales, Inc. (“JSI”), a farm implement dealership that has contracted with First Harrison to provide sales financing to customers of JSI. First Harrison does not grant preferential credit under this arrangement. All sales contracts are presented to First Harrison on a 50% recourse basis, with JSI responsible for the sale and disposition of any repossessed equipment. During the fiscal year ended December 31, 2005, First Harrison granted approximately $1.1 million of credit to JSI customers. At December 31, 2005, 15 outstanding loans totaling approximately $53,000 to JSI customers were delinquent 30 days or more.

Nominating Committee Procedures

General

It is the policy of the Nominating Committee of the Board of Directors to consider director candidates recommended by shareholders who appear qualified to serve on the Board of Directors. The Nominating Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the Board of Directors and the Nominating Committee does not perceive a need to increase the size of the Board of Directors. In order to avoid the unnecessary use of the Nominating Committee’s resources, the Nominating Committee will consider only those director candidates recommended in accordance with the procedures set forth below.

Procedures to be Followed by Shareholders

To submit a recommendation of a director candidate to the Nominating Committee, a shareholder should submit the following information in writing, addressed to J. Gordon Pendleton, Chairman of the Nominating Committee, care of the Corporate Secretary, at the main office of the Company:

1.	The name of the person recommended as a director candidate;

2.	All information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended;

3.	The written consent of the person being recommended as a director candidate to being named in the proxy statement as a nominee and to serving as a director if elected;

4.	As to the shareholder making the recommendation, the name and address, as he or she appears on the Company’s books, of such shareholder; provided, however, that if the shareholder is not a registered holder of the Company’s common stock, the shareholder should submit his or her name and address, along with a current written statement from the recordholder of the shares that reflects ownership of the Company’s common stock; and

5.	A statement disclosing whether such shareholder is acting with or on behalf of any other person and, if applicable, the identity of such person.

In order for a director candidate to be considered for nomination at the Company’s annual meeting of shareholders, the Nominating Committee must receive the recommendation at least 120 calendar days before the date the Company’s proxy statement was released to shareholders in connection with the previous year’s annual meeting, advanced by one year.

Minimum Qualifications

The Nominating Committee has adopted a set of criteria that it considers when it selects individuals to be nominated for election to the Board of Directors. First, a candidate must meet the age limitation requirements set forth in the Company’s Bylaws. A candidate also must meet any qualification requirements set forth in any Board or committee governing documents.

The Nominating Committee will consider the following criteria in selecting nominees: financial, regulatory and business experience; familiarity with and participation in the local community; integrity, honesty and reputation; dedication to the Company and its shareholders; independence; and any other factors the Nominating Committee deems relevant, including age, diversity, size of the Board of Directors and regulatory disclosure obligations.

In addition, before nominating an existing director for re-election to the Board of Directors, the Nominating Committee will consider and review an existing director’s Board and committee attendance and performance; length of Board service; experience, skills and contributions that the existing director brings to the Board; and independence.

Process for Identifying and Evaluating Nominees

The process that the Nominating Committee follows when it identifies and evaluates individuals to be nominated for election to the Board of Directors is as follows:

Identification. For purposes of identifying nominees for the Board of Directors, the Nominating Committee relies on personal contacts of the committee members and other members of the Board of Directors, as well as its knowledge of members of First Capital’s local communities. The Nominating Committee will also consider director candidates recommended by shareholders in accordance with the policy and procedures set forth above. The Nominating Committee has not used an independent search firm in identifying nominees.

Evaluation. In evaluating potential candidates, the Nominating Committee determines whether the candidate is eligible and qualified for service on the Board of Directors by evaluating the candidate under the selection criteria set forth above. In addition, the Nominating Committee will conduct a check of the individual’s background and interview the candidate.

Submission of Business Proposals

and Shareholder Nominations

Proposals that shareholders seek to have included in the proxy statement for the Company’s next annual meeting must be received by the Company no later than November 17, 2006. If next year’s annual meeting is held on a date more than 30 days from April 19, 2007, a shareholder proposal must be received within a reasonable time before the Company begins to print and mail its proxy solicitation materials for such annual meeting. Any such proposals will be subject to the requirements of the proxy rules adopted by the Securities Exchange Commission.

The Company’s Bylaws provide that, in order for a shareholder to make nominations for the election of directors or proposals for business to be brought before the annual meeting, a shareholder must deliver notice of such nominations and/or proposals to the Corporate Secretary not less than 90 nor more than 120 days before the date of the annual meeting; provided that if less than 100 days’ notice of the annual meeting is given to shareholders, such notice must be delivered not later than the close of the tenth day following the day on which notice of the annual meeting was mailed to shareholders. A copy of the Bylaws may be obtained from the Company.

Shareholder Communications

The Company encourages shareholder communications with the Board of Directors and/or individual directors. Shareholders who wish to communicate with the Board of Directors or an individual director may be made in writing to William W. Harrod, President and Chief Executive Officer of First Capital, Inc., 220 Federal Drive, N.W., Corydon, Indiana 47112. Communications regarding financial or accounting policies may be made in writing to the Chairman of the Audit Committee, James E. Nett, at the same address. All other communications should be sent in writing to the attention of the Chairman of the Nominating Committee, J. Gordon Pendleton, also at the same address.

Miscellaneous

The Company will pay the cost of this proxy solicitation. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses they incur in sending proxy materials to the beneficial owners of First Capital common stock. In addition to soliciting proxies by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telephone without receiving additional compensation.

The Company’s Annual Report to Shareholders has been mailed to persons who were shareholders as of the close of business on March 1, 2006. Any shareholder who has not received a copy of the Annual Report may obtain a copy by writing to the Corporate Secretary of the Company. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated in this proxy statement by reference.

A copy of the Company’s Annual Report on Form 10-K, without exhibits, for the fiscal year ended December 31, 2005, as filed with the Securities Exchange Commission, will be furnished without charge to persons who were shareholders as of the close of business on March 1, 2006, upon written request to Joel E. Voyles, Corporate Secretary, First Capital, Inc., 220 Federal Drive, N.W., Corydon, Indiana 47112.

If you are a shareholder or a beneficial owner at a shared address to which a single copy of both the proxy statement and the annual report have been delivered, Registrar and Transfer Company, the Company’s transfer agent, has undertaken on behalf of the Company to deliver to you promptly, upon written or oral request, a separate copy of this proxy statement and the annual report. If you are such a shareholder or a beneficial owner and you would like to receive your own copy of this proxy statement and the annual report, please contact Registrar and Transfer Company either by phone at (800) 368-5948, by fax at (908) 497-2318, by e-mail at info@rtco.com or by mail at 10 Commerce Drive, Cranford, New Jersey 07016-3572, and indicate that you are a shareholder at a shared address and would like an additional copy of each document. If you are a recordholder and would like to receive a separate proxy statement or annual report in the future, please contact Registrar and Transfer Company at the phone number or address listed above. If you are a beneficial owner and would like to receive a separate proxy statement or annual report in the future, please contact your broker, bank or other nominee.

If, on the other hand, you are a multiple shareholder sharing an address and are receiving multiple copies of this proxy statement or the annual report, please contact Registrar and Transfer Company at the phone number or at the address listed above and all shareholders at the shared address can request that only a single copy of each document be mailed to your address in the future. If you are the beneficial owner, but not the recordholder, of Company shares and wish to receive only one copy of the proxy statement and annual report in the future, you will need to contact your broker, bank or other nominee and all shareholders at the shared address can request that only a single copy of each document be mailed to your address in the future.

Whether or not you plan to attend the annual meeting, please vote by marking, signing, dating and promptly returning the enclosed proxy card in the enclosed envelope.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Joel E. Voyles
Joel E. Voyles
Corporate Secretary

Corydon, Indiana

March 17, 2006

[Company Letterhead Appears Here]

Dear ESOP Participant:

On behalf of the Board of Directors of First Capital, Inc. (the “Company”), I am forwarding you the attached vote authorization form for the purpose of conveying your voting instructions to William W. Harrod, Samuel E. Uhl and Michael C. Frederick (collectively, the “Trustees”) on the proposals to be presented at the Annual Meeting of Shareholders of First Capital, Inc. to be held on April 19, 2006. Also enclosed is a Notice and Proxy Statement for the Annual Meeting of Shareholders and a copy of the Company’s Annual Report to Shareholders.

As a participant in the First Harrison Bank Employee Stock Ownership Plan (the “ESOP”), you are entitled to vote all shares of Company common stock allocated to your ESOP account as of March 1, 2006, the Annual Meeting record date. These allocated shares of Company common stock will be voted as directed by you; provided your instructions are received by the ESOP Trustees by April 12, 2006. The ESOP Trustees, subject to their fiduciary duties, will vote any unallocated shares of Company common stock and any allocated shares of Company common stock for which timely instructions are not provided in a manner calculated to most accurately reflect the instructions from participants regarding the shares of Company common stock allocated to participants’ accounts.

In order to direct the voting of the shares of Company common stock allocated to your ESOP account, please complete and sign the attached vote authorization form and return it in the enclosed postage-paid envelope no later than April 12, 2006. Your vote will not be revealed, directly or indirectly, to any employee or director of the Company or First Harrison Bank.

Sincerely,

/s/ William W. Harrod
William W. Harrod
President and Chief Executive Officer

VOTE AUTHORIZATION FORM

I understand that William W. Harrod, Samuel E. Uhl and Michael C. Frederick, serving as the trustees of the First Harrison Bank Employee Stock Ownership Plan (“ESOP”), are the holders of record and custodian of all shares of First Capital, Inc. (the “Company”) common stock allocated to me under the ESOP. Further, I understand that my voting instructions are solicited on behalf of the Company’s Board of Directors for the Annual Meeting of Shareholders to be held on April 19, 2006.

Accordingly, please vote my shares as follows:

1. The election as directors of all nominees listed (except as marked to the contrary below).

John W. Buschemeyer	Kenneth R. Saulman	Kathryn W. Ernstberger

FOR	VOTE WITHHELD	FOR ALL EXCEPT

☐	☐	☐

INSTRUCTION: To withhold your vote for any individual nominee, mark “FOR ALL EXCEPT” and write that nominee’s name in the space provided below.

2. The ratification of the appointment of Monroe Shine & Co., Inc. as the independent registered public accounting firm for First Capital for the fiscal year ending December 31, 2006.

FOR	AGAINST	ABSTAIN

☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE LISTED PROPOSALS.

The ESOP Trustees are hereby authorized to vote all shares allocated to my ESOP account as indicated above.

Date	Signature

Please date, sign and return this form in the enclosed envelope no later than April 12, 2006.

REVOCABLE PROXY

FIRST CAPITAL, INC.

ANNUAL MEETING OF SHAREHOLDERS

April 19, 2006

12:00 Noon, Local Time

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints J. Gordon Pendleton and William Harrod, each with full power of substitution, to act as proxy for the undersigned, and to vote all shares of common stock of First Capital, Inc. (“First Capital”) owned of record by the undersigned at the Annual Meeting of Shareholders, to be held on April 19, 2006, at 12:00 Noon, local time, at 220 Federal Drive, N.W., Corydon, Indiana, and at any and all adjournments and postponements of the meeting, as designated below with respect to the matters set forth below and described in the accompanying Proxy Statement and, in their discretion, for the election of a person to the Board of Directors if any nominee named below becomes unable to serve or for good cause will not serve and with respect to any other business that may properly come before the meeting. Any prior proxy or voting instructions are hereby revoked.

1. The election as directors of all nominees listed (except as marked to the contrary below).

John W. Buschemeyer	Kenneth R. Saulman	Kathryn W. Ernstberger

FOR	VOTE WITHHELD	FOR ALL EXCEPT

☐	☐	☐

INSTRUCTION: To withhold your vote for any individual nominee, mark “FOR ALL EXCEPT” and write that nominee’s name in the space provided below.

2. The ratification of the appointment of Monroe Shine & Co., Inc. as the independent registered public accounting firm for First Capital for the fiscal year ending December 31, 2006.

FOR	AGAINST	ABSTAIN

☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE LISTED PROPOSALS.

This proxy, properly signed and dated, is revocable and will be voted as directed, but if no instructions are specified, this proxy will be voted “FOR” each of the proposals listed only if properly signed and dated. If any other business is presented at the Annual Meeting, including whether or not to adjourn the Annual Meeting, this proxy will be voted by the proxies in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting. This proxy also confers discretionary authority on the Board of Directors to vote (1) with respect to the election of any person as Director, where the nominees are unable to serve or for good cause will not serve and (2) matters incident to the conduct of the meeting.

Dated:

SHAREHOLDER SIGN ABOVE

CO-HOLDER (IF ANY) SIGN ABOVE

The above signed acknowledges receipt from First Capital, prior to the execution of this proxy, of a Notice of Annual Meeting of Shareholders and a Proxy Statement for the Annual Meeting.

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY

IN THE ENCLOSED POSTAGE-PAID ENVELOPE.